UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 26, 2007

MID-STATE BANCSHARES
(Exact Name of registrant as specified in its charter)

California	000-23925	77-0442667
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1026 East Grand Avenue, Arroyo Grande, CA		93420
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code    (805) 473-7700

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications Pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7.01 – REGISTRANT’S REGULATION FD DISCLOSURE

As previously announced, Mid-State Bancshares shareholders approved the acquisition of Mid-State Bancshares by VIB Corp, an indirect subsidiary of Rabobank Nederland, at a special meeting on April 25.  The parties obtained today, April 26th, the final required regulatory approvals to complete the acquisition.  Subject to the satisfaction of any remaining conditions to closing, the parties presently intend to close the acquisition on April 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Registrant:

MID-STATE BANCSHARES

Date: April 26, 2007	By:	/s/ JAMES W. LOKEY
James W. Lokey
President
Chief Executive Officer

	By:	/s/ JAMES G. STATHOS
James G. Stathos
Executive Vice President
Chief Financial Officer